UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2005


                                 TEP Fund, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                     811-03609                13-2564539
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


c/o Tocqueville 40 West 57th Street - 19th Floor, New York, NY        10019
--------------------------------------------------------------------------------
           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code 212-698-0835


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Form 8-K, Item 4.01 - Change in Registrant's Certifying Accountant

(1)   Termination of Former Accountant.

      (i) On July 6, 2005, Tep Fund Inc. ("Tep") terminated the engagement of J.H. Cohn LLP, its principal accounting firm (the "Former Accountant").

      (ii) The Former Accountant's reports on Tep's financial statements for the past two years do not contain any adverse, qualified, or modified opinions or disclaimers of opinion.

      (iii) The decision to change the Former Accountant was approved by Tep's board of directors.

      (iv) During Tep's two most recent fiscal years and all subsequent interim periods preceding the Former Accountant's termination there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

      (v) During Tep's two most recent fiscal years and all subsequent interim periods preceding the termination of the Former Accountant:

            (A) The Former Accountant never advised Tep that the internal controls necessary for Tep to develop reliable financial statements do not exist.

            (B) The Former Accountant never advised Tep that information had come to its attention that had led it no longer to be able to rely on Tep's management's representations, or that had made it unwilling to be associated with the financial statements prepared by management.

            (C) The Former Accountant never advised Tep of the need to expand significantly the scope of its audit, or that information has come to its attention that if further investigated might: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements); or
                  (ii) cause it to be unwilling to rely on Tep's management's representations or be associated with the our financial statements; and the dismissal of the Former Accountant has not prevented the expansion of scope of any audit or investigation.

            (D) The Former Accountant never advised Tep that information had come to its attention that materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Former Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); and the dismissal of the Former Accountant did not result in the failure to resolve any issue concerning a previously-issued audit report or financial statement.

(2)   Engagement of New Auditor

      On July 6, 2005, Tep engaged Weiser LLP (the "New Accountant") as its independent principal accountant to audit its financial statements.

      During Tep's two most recent fiscal years, including all subsequent interim periods, Tep did not consult the New Accountant regarding any of the following matters:

      (i) the application of accounting principles to any completed or proposed specified transaction, or the type of audit opinion that might be rendered on Tep's financial statements, and no written report or oral advice was provided to Tep that the New Accountant concluded was an important factor considered by Tep in reaching a decision as to any accounting, auditing or financial reporting issue; or

      (ii) any matter that was either the subject of a disagreement or a reportable event for purposes of Item 304(a)(1)(iv) of Regulation S-K or the instructions thereto.

      Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits
            Exhibit 16 Letter from J.H. Cohn LLP to the Securities and Exchange Commission, dated July 19, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, TEP Fund, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TEP Fund, Inc.


Date:  July 22, 2005                            By: /s/ Stephen Tabb
                                                    --------------------------
                                                    Stephen Tabb, President